Supplement dated November 2, 2015, to the
Prospectus for your Variable Annuity
Issued by

LINCOLN BENEFIT LIFE COMPANY

This supplement amends certain disclosure contained in the prospectus for your Variable Annuity contract issued by Lincoln Benefit Life Company.

Effective December 1, 2015, the Portfolios listed below will implement several changes to enable them to operate as government money market funds. Specifically, the Portfolios will: (i) modify the Portfolios’ fundamental concentration policy so that the Portfolios will be prohibited from investing more than 25% of its total assets in the financial services industry; and (ii) adopt a principal investment strategy to normally invest at least 99.5% of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully.

In addition, the names of the following Portfolios will be changed as follows:

Previous Name	New Name

Fidelity® VIP Money Market Portfolio – Initial Class	Fidelity® VIP Government Money Market Portfolio – Initial Class
Fidelity® VIP Money Market Portfolio – Service Class 2	Fidelity® VIP Government Money Market Portfolio – Service Class 2

If you have any questions, please contact your financial representative or our Variable Annuities Service Center at (800) 457-7617.  Our representatives are available to assist you Monday through Friday between 7:30 a.m. and 5:00 p.m. Central time.

        Please keep this supplement for future reference together with your prospectus.  No other action is required of you.